Scheduled Maturities for Total Time Deposits (Detail) In Millions, unless otherwise specified	Mar. 31, 2014 USD ($)	Mar. 31, 2014 INR	Mar. 31, 2013 INR
Due to mature in the fiscal year ending March 31
2015	$ 22,125.9	1,327,554.2	1,230,190.8
2016	4,435.2	266,112.7
2017	4,605.0	276,301.9
2018	1,156.6	69,396.6
2019	1,325.8	79,548.4
Thereafter	115.3	6,914.6
Total	$ 33,763.8	2,025,828.4	1,556,162.2